Exhibit 10.32

                                    AGREEMENT


This Agreement made this April 9, 2001


BELMONT RESOURCES INC. having a business address of Suite 600 - 625 Howe Street Vancouver, B.C. V6C 2T6

("Belmont")
                                                              OF THE FIRST PART


EUROGAS, INC., having a business address of Lektykarska 18, Warsaw 01-687,
Poland

("Eurogas")
                                                             OF THE SECOND PART


ROZMIN s.r.o., having a business address of Safarikova 114, Roznava 04801, Slovak Republic

("Rozmin")
                                                              OF THE THIRD PART



RIMA MURAN s.r.o., having a business address of Safarikova 114, Roznava 04801, Slovak Republic

("Rima Muran")
                                                             OF THE FOURTH PART


WHEREAS the parties Belmont, Eurogas and Rozmin have entered into a Share Purchase Agreement (the "SPA"), a copy which is attached hereto, in which Belmont shall sell its equity interest in Rozmin.

NOW THEREFORE IN CONSIDERATION of one (1) Canadian Dollar (the receipt and sufficiency of which is hereby acknowledged), the premises, other good and valuable consideration and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Rima Muran irrevocably consents and agrees to the completion of all transactions described in the SPA.

2. This Agreement constitutes the entire agreement between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied.

3. No modification or amendment to this Agreement may be made unless agreed to by the parties thereto in writing.


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4.       This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument and any facsimile signature shall be taken as an original.


IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.


BELMONT RESOURCES INC.                    EUROGAS, INC.



  /s/ Gary Musil                                  /s/ Andrzej K. Andraczke
------------------------------------            --------------------------------
Per: Authorized Signatory                       Per: Authorized Signatory
Name: Gary Musil, Secretary/Director            Name: Andrzej K. Andraczke



ROZMIN s.r.o.                                   RIMA MURAN s.r.o.



 /s/ Ondrej Rozloznik                             /s/ Ing. Dusan Berka
------------------------------------            --------------------------------
Per: Authorized Signatory                       Per: Authorized Signatory
Name: Dr. Ondrej Rozloznik                      Name: Ing. Dusan Berka,
                                                    Director



                                                  /s/ Juraj Agyagos
                                                -------------------------------
                                                Per: Authorized Signatory
                                                Name: Juraj Agyagos, Director